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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 15, 2002
                                                 -------------------------------

                                 A.D.A.M., INC.
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             (Exact name of registrant as specified in its charter)


Georgia                                000-26962                      58-1878070
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


1600 RiverEdge Parkway, Suite 800, Atlanta, GA                             30328
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code                (770) 980-0888
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          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 14, 2002, under the terms of an Agreement and Plan of Merger (the "Agreement") by and among A.D.A.M., Inc. ("ADAM"), NIS Acquisition Corp., Nidus Information Services, Inc. ("Nidus") and the stockholders of Nidus, ADAM completed the purchase of all of the outstanding common stock of Nidus from the stockholders of Nidus. The total purchase price for the shares was 260,000 shares of ADAM common stock.

         The description of the terms of the Agreement are qualified in their entirety by reference to the Agreement which is attached hereto as Exhibit 2.1.

         Nidus is a privately held provider of in-depth reports on common health conditions and diseases. Nidus' core product, The Well-Connected reports, are written by experienced medical writers and are reviewed for accuracy by a board of physicians who have faculty positions at Harvard Medical School and Massachusetts General Hospital. The reports are distinguished from other information sources by their detail of information, quality and currency that includes a rigorous editorial review schedule. The reports are available through print or web subscriptions and online licensing agreements to major healthcare providers and web portals, health content resellers and medical libraries. Based in New York, revenues in 2000 and 2001 were approximately $800,000 for each year.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

            Not applicable.

(b)      Pro forma Financial Information.

            Not applicable.

         (c)  Exhibits:

          2.1 - Agreement and Plan of Merger, dated as of February 14, 2002 by and among A.D.A.M., Inc., NIS Acquisition Corp., Nidus Information Services, Inc. and the stockholders of Nidus.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      A.D.A.M., INC.



                                   By: /s/ Robert S. Cramer, Jr.
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                                       Robert S. Cramer, Jr.
                                       Chief Executive Officer


Dated:  February 21, 2002



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                                  EXHIBIT INDEX

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
    EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
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

         2.1 Agreement and Plan of Merger, dated as of February 14, 2002 by and among A.D.A.M., Inc., NIS Acquisition Corp., Nidus Information Services, Inc. and the stockholders of Nidus.
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